土地出让合同

出让人：哈尔滨市道外区松北镇金星村

受让人：哈尔滨惠美佳生物科技有限公司

双方本着平等、自愿、有偿、诚实信用的原则，订立本合同。

第一条，出让人出让给受让人的土地位于金星村工业园区内(见规划图)出让土地面积为大写：叁万贰平方米（小写32000平方米），土地四极至界址点座标见《出让土地界址图》。

第二条，本合同项下出让土地的用途为开发建设用地。

第三条，出让人同意在2004年06月07日前将出让土地交付给受让人，土地周围基础设施三通，即水通、电通、路通。

第四条，本合同项下的土地出让年限为伍拾年，出让年期自合同签订之日起算起。

第五条，本合同项下土地出让金为每平方米人民币大写：壹佰陆拾肆元（小写：164.00元）；总额人民币大写伍佰贰拾肆万捌仟元整元（小写：5248000元）。

第六条：本合同经双方签字后10日内，受让人须向出让人缴付人民币大写贰佰万元（小写：2000000元），作为履行合同的首期付款。

第七条：本合同签订后10日内，当事人双方应依《出让土地界址图》所标示坐标实地验明各界十点界桩。受让人应妥善保护土地界桩，不得擅自改动，界桩遭受破坏或移动时，受让人应立即向出让人提出书面报告，申请复界测量，恢复界桩。

第八条，受让人在申请办理土地登记时，应支付剩余部分的土地出让金。

第九条，出让人有义务帮助受让人申请办理土地登记，领取《国有土地

使用证》，取得出让土地使用权。办理《国有土地使用证》的相关费用由受让方支付。

第十条，本合同一式三份《每份两页》，具有同等法律效力，出让人、受让人各执一份。本合同以中文书写为准。本合同的金额、面积等项应同时以大、小写表示，大小写数额应当一致，不一致的，以大写为准。

本合同未尽事宜，可由双方约定后作为合同附件，与本合同具有同等法律效力。

出让人（章）　　　　受让人（章）

法定代表人（委托代理人）　　　　法定代表人（委托代理人）

（签字）：高 　　　　（签字）：

2006 年 6 月 7 日签


道路中心线
道路红线
规
划
桩
哈尔滨市松北水泥有限公司
占地2万平方米
哈尔滨新镇铁木加工厂
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环保建筑材料厂
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哈尔滨格尔门窗制造有限公司
占地1万平方米
哈尔滨天源电子有限责任公司
占地1.76万平方米
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427.27
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